UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2021

QUALTRICS INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-39952 (Commission File Number)	47-1754215 (I.R.S. Employer Identification No.)
333 West River Drive Provo, Utah 84604 (Address of principal executive offices and zip code)
(385) 203-4999 (Registrant's telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	XM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On July 29, 2021, Qualtrics International Inc. (the “Company”) announced its entry into a merger agreement (the “Merger Agreement”) to acquire Clarabridge, Inc. (“Clarabridge”). Upon consummation of the transactions contemplated by the Merger Agreement, all outstanding shares of Clarabridge capital stock will be cancelled in exchange for aggregate consideration of $1.125 billion, in the form of shares of Class A common stock of the Company, par value $0.0001 per share (the “Stock Consideration”), subject to certain adjustments and cash payments to certain Clarabridge stockholders. The Company intends to issue the shares of Class A common stock in reliance upon the exemptions from registration afforded by Section 4(a)(2) and/or Rule 506 promulgated under the Securities Act of 1933, as amended.

The disclosure in Item 8.01 of the Company’s Current Report filed on July 29, 2021 is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 29, 2021, SAP America, Inc., a wholly owned subsidiary of SAP SE (“SAP”) and the sole Class B common stockholder of the Company, in accordance with the terms of the Company’s Amended and Restated Certificate of Incorporation and the Master Transaction Agreement, dated February 1, 2021, between SAP and the Company, provided its consent to the entry by the Company into the Merger Agreement, the payment by the Company of the Stock Consideration and the performance by the Company of its other obligations under the Merger Agreement. The action was taken by written consent pursuant to Section 228 of the Delaware General Corporation Law.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the anticipated benefits and timing of the proposed transaction between the Company and Clarabridge and the product and markets of each company.  In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “target,” “explore,” “continue,” or the negative of these terms, and similar expressions intended to identify forward-looking statements.  Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or outcomes to differ materially from those anticipated or implied in the statements, including:  the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; the failure to satisfy the conditions to the consummation of the proposed transaction, including the receipt of governmental and regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the proposed transaction on the companies’ respective business relationships, operating results and business generally; risks that the proposed transaction disrupts the current plans and operations of the companies; potential difficulties with respect to employee retention for each of the companies as a result of the transaction; risks relating to diverting the Company management’s attention from ongoing business operations; the outcome of any legal proceedings that may be instituted against the Company or Clarabridge relating to the Merger Agreement or the proposed transaction; the ability of the Company to successfully integrate Clarabridge’s operations, product lines, technology and other assets; the ability of the Company to implement its plans, forecasts and other expectations with respect to Clarabridge’s business following the completion of the proposed transaction and realize additional opportunities for growth and innovation; and unexpected variations in market growth and demand for the Company’s and Clarabridge’s products and technologies.  Additional risks and uncertainties that could cause actual results, performance or outcomes to differ materially from those contemplated by the forward-looking statements are and/or will be included under the caption “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission and any subsequent public filings.  Forward-looking statements speak only as of the date the statements are made.  Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to update forward-looking statements, whether to reflect new information, events or circumstances after the date they were made or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT: QUALTRICS INTERNATIONAL INC.

Date: August 3, 2021	By:	/s/ Blake Tierney
	Name:	Blake Tierney
	Title:	General Counsel